ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of this ____ day of June, 1999, by and among Mediconsult.com, Inc., a Delaware corporation ("Parent"), Cyber-Tech, Inc., a New Jersey corporation (the "Company"), Andre Pilevsky, Daniel J. Rader (each a "Shareholder" and together the "Shareholders") and SunTrust Bank, Atlanta, a Georgia banking corporation ("Escrow Agent").

                                   Background

      A. Pursuant to a Merger Agreement and Plan of Reorganization, dated as of the date hereof, by and among Parent, MCNS Merger Subsidiary II, Inc., a New Jersey corporation and wholly owned subsidiary of Parent ("Sub"), the Company and the Shareholders (the "Merger Agreement"), the Company is being merged with and into Sub, with the Sub as the surviving entity. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Merger Agreement.

      B. Pursuant to the Merger Agreement, the Shareholders are entitled to receive Parent Shares as merger consideration.

      C. The Merger Agreement contemplates the establishment of a fund to satisfy the obligations of the Shareholders for any breaches of the Company's and Shareholders' representations, warranties, covenants, agreements and indemnities contained in the Merger Agreement.

      D. Escrow Agent is willing to accept the Escrow Fund (as defined herein) and to hold and distribute the Escrow Fund in accordance with the terms and conditions set forth herein.

                                    Agreement

      For and in consideration of the premises, mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Appointment of Escrow Agent. Parent, the Company and the Shareholders hereby designate and appoint Escrow Agent to serve as escrow agent and Escrow Agent hereby agrees to act as escrow agent upon the terms, conditions and provisions of this Agreement.

      2. Creation of Escrow Fund.

            (a) Parent herewith deposits with Escrow Agent one stock certificate for each of the Messrs. Pilevsky and Rader representing 31,586 and 30,347 Parent Shares respectively issued in the name of the Escrow Agent (the "Escrow Shares"). Other than cash dividends or distributions paid by Parent with respect to the Escrow Shares (which shall be delivered by Parent to the Shareholders), in the event of distribution during the term of this Agreement on or with respect to the Escrow Shares, whether in cash, property, evidences of indebtedness, securities, rights or options, and whether by way of a dividend, stock split, reclassification, recapitalization, redemption or other distribution, or in connection with any merger, share exchange, consolidation or other transaction in which the Escrow Shares are exchanged for or converted into the cash, property, evidences of indebtedness, securities, rights or options of Parent or any other person or entity, such cash, property, evidences of indebtedness, securities, rights or option shall be delivered to Escrow Agent and shall be held and administered along with the Escrow Shares as herein provided. The Escrow Shares, together with all cash, property, evidences of indebtedness, securities, rights or options distributed on or with respect to the Escrow Shares and delivered to the Escrow Agent as herein provided, are herein referred to as the "Escrow Fund."

            (b) The Escrow Agent shall invest any cash delivered to it as part of the Escrow Fund in the Federated Treasury Obligations Money Market Fund or such other account or fund as directed by the other parties hereto jointly.

            (c) Any income earned on such investments shall be added to and shall become part of the Escrow Fund. The Escrow Fund is to be held, administered and disbursed by the Escrow Agent as provided herein. Escrow Agent acknowledges receipt of the Escrow Fund and agrees to hold, administer and disburse the same in accordance with the terms of this Agreement. No withdrawal thereof shall be made by anyone except pursuant to the terms hereof.

            (d) The Shareholders shall have the right to vote or direct the voting of the Escrow Shares. Any proxy statements received by the Escrow Agent shall be forwarded to the Shareholders, and the Escrow Agent shall vote the Escrow Shares in accordance with the written instructions of the Shareholders.

      3. Purpose of Escrow. The Escrow Fund is being established for the purpose of providing a non-exclusive procedure for recovery by Parent (subject to the terms and conditions of the Merger Agreement) for any liability, loss, damage or other expense incurred by Parent or the Company due to a breach of any representation, warranty, covenant or indemnity of the Shareholders contained in the Merger Agreement.

      4. Valuation of Escrow Shares. The number of Escrow Shares to be retained by the Escrow Agent in connection with a claim against the Escrow Fund or released to Parent, as sole shareholder of the Company, in payment of a claim against the Escrow Fund shall be determined by dividing the dollar amount of such claim by the Stock Value (as defined below) and rounding the number so obtained to the nearest whole number. "Stock Value" shall mean the average closing price per Parent Share as reported in The Wall Street Journal for each twenty (20) consecutive trading days ending on the first trading day prior to the day the claim is asserted pursuant to Section 9.4 of the Merger Agreement. Such valuation shall be made by Parent.

      5. Retention of Escrow Shares. Until this Agreement is terminated pursuant to Section 7 below, the Escrow Agent shall hold all Escrow Shares deposited with it pending the receipt by the Escrow Agent from time to time of:

            (a) one or more written notices of a claim against the Escrow Fund in the form specified in Section 13(b) of this Agreement (individually, a "Notice of Claim") for which no Notice of Dispute (as defined herein) is filed pursuant to the terms hereof;


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

            (b) one or more written notices of the settlement of a disputed claim against the Escrow Fund in the form specified in Section 13(c) of this Agreement (individually, a "Notice of Settlement"); or

            (c) a court order directing the release of some or all of the Escrow Fund from a court having jurisdiction over Parent, the Company or either Shareholder (a "Court Order").

      6. Claim Procedure.

            (a) In the event that the Escrow Agent receives a Notice of Claim from Parent, the Escrow Agent shall notify the Shareholders of the receipt of such Notice of Claim within five (5) business days by sending a copy of the Notice of Claim, marked to show the date of receipt by the Escrow Agent, to the Shareholders with a copy of such transmittal to Parent. If the Shareholders wish to dispute the claim against the Escrow Fund contained in the Notice of Claim, they shall send a notice to the Escrow Agent with a copy of such transmittal to Parent that it disputes the claim against the Escrow Fund in the form specified in Section 13(d) of this Agreement (a "Notice of Dispute"). Such Notice of Dispute must be received by the Escrow Agent within fifteen (15) business days after the receipt by the Escrow Agent of the Notice of Claim (the "Notice Period").

            (b) If the Escrow Agent receives a Notice of Dispute from the Shareholders, within the Notice Period the Escrow Agent shall not release any portion of the Escrow Fund subject to such Notice of Claim and Notice of Dispute until the Escrow Agent receives a Notice of Settlement or a Court Order directing the Escrow Agent to cause the delivery of all or a specified portion of the Escrow Fund to the appropriate party or parties. Upon receipt of such Notice of Settlement or Court Order, the Escrow Agent shall deliver the stock certificate to Parent's transfer agent and instruct the agent to issue new stock certificates in accordance with the directions contained in the Notice of Settlement or Court Order and the provisions of this Agreement and to issue to the Escrow Agent a new certificate for the balance of the Escrow Shares remaining in the Escrow Fund. The Escrow Agent shall distribute any shares issued to any party hereof pursuant to the terms of this Section 6(b) within fifteen (15) business days following receipt of the Notice of Settlement or Court Order.

            (c) If the Escrow Agent does not receive a Notice of Dispute within the Notice Period, Escrow Agent shall, within fifteen (15) business days following the expiration of the Notice Period, distribute the number of Escrow Shares specified in the Notice of Claim in accordance with the directions contained therein and the provisions of this Agreement.

            (d) Notwithstanding the receipt of one or more Notices of Dispute, the Escrow Agent shall release the appropriate number of Escrow Shares specified in a Notice of Claim for which no Notice of Dispute has been timely received regardless of whether such release would cause the remaining number of Escrow Shares to be less than the number of Escrow Shares subject to other Notices of Claim or Notices of Dispute which have been timely received by the Escrow Agent.

            (e) At the discretion of the Shareholders, the Shareholders may elect to substitute cash for any Escrow Shares subject to a Claim. Upon written notice of such election,


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

signed by Parent and the Shareholders and indicating the number of Escrow shares to be released and receipt of the cash substitution, the Escrow Agent shall deliver the Escrow Shares so substituted to the Shareholders.

      7. Termination and Periodic Release of Escrow Shares.

            (a) This Agreement, except for the provisions in Sections 9 and 11 relating to the performance and liability of the Escrow Agent, shall terminate upon the earlier of:

                  (i) the three hundred sixty-fourth (364th) day after the Closing Date (the "Termination Date") unless the Escrow Agent shall have received:

                        (A) any Notice of Claim for which the fifteen (15)
                  business day period for filing a Notice of Dispute shall not have expired (an "Outstanding Notice of Claim"); or

                        (B) any Notice of Claim for which a timely Notice of
                  Dispute shall have been received by the Escrow Agent for which the Escrow Agent shall not have received a Notice of Settlement or a Court Order (an "Outstanding Notice of Dispute"); or

                  (ii) at such earlier time as the Escrow Agent shall have released all of the Escrow Fund in accordance with the terms of this Agreement.

            (b) On the Termination Date or any time thereafter, either party may deliver written instructions to the Escrow Agent, and notice thereof to the other party, instructing the Escrow Agent to release to the Shareholders the Escrow Shares then held by the Escrow Agent. Escrow Agent shall release such Escrow Shares as provided in the instructions five (5) days following receipt thereof, provided, however that in the event that on such date the Escrow Agent shall be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute no release shall be made. However, upon receipt of written instructions from Parent, which may not be unreasonably withheld or delayed, the Escrow Agent shall release as soon as practicable to the Shareholders the Escrow Shares then held by the Escrow Agent in excess of the number of Escrow Shares then subject to any Outstanding Notice of Claim and any Outstanding Notice of Dispute.

      8. Release of Escrow Shares. Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to the Shareholders the Escrow Agent shall deliver to the transfer agent and registrar for the Parent Share (the "Transfer Agent"):

            (a) stock certificates representing the Escrow Shares;

            (b) appropriate stock powers signed by the Escrow Agent; and

            (c) written instructions from the Escrow Agent to the Transfer Agent to reissue stock certificates representing the number of Escrow Shares to be released to the Shareholders, to be registered in the name of the Shareholders and to deliver such stock certificates to the Shareholders; and in the event of a partial release of Escrow Shares to Shareholders, to reissue a stock certificate representing the balance of the Escrow Shares, registered in the name of the Escrow Agent to the Escrow Agent.

      9. Escrow Agent's Duties. The Escrow Agent shall be obligated to perform only such duties as expressly set forth in this Agreement, and shall not be required, in carrying out its duties under this Agreement to refer to the Merger Agreement, except as expressly set forth herein.

      10. Escrow Agent's Fees and Expenses. The compensation payable to the Escrow Agent for services provided hereunder shall be Two Thousand Dollars ($2,000.00) which shall be paid one-half by Parent and one-half by the Shareholders.

      11. Provisions Relating to the Escrow Agent.

            (a) The parties hereto acknowledge and agree that the Escrow Agent
(i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might involve any expense or liability unless it shall have been furnished with indemnification as set forth herein; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (iv) may consult with counsel satisfactory to it, including in-house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

            (b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of its own gross negligence or willful misconduct. Parent, the Company and the Shareholders, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable legal fees and other costs and expenses of defending or preparing to defend against any claim or liability relating to this Agreement, unless such loss, liability or expense shall be caused by the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for direct, special or consequential damages.

            (c) Parent, the Company and the Shareholders, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of funds under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. Parent, the Company and the Shareholders shall instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Parent, the Company and the


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

Shareholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable attorneys' fees), interest and penalties. The provisions of paragraphs (b) and
(c) shall survive the termination of this Agreement or pursuant to the terms hereof, the resignation or removal of the Escrow Agent or the tender by the Escrow Agent into the registry or custody of any court of competent jurisdiction of the Escrow Funds.

            (d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Shares which are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Agreement (except for the safe keeping of the Escrow Shares) until the resolution of such uncertainty or conflicting instructions by a final judgment of a court of competent jurisdiction, joint written instructions from all other parties hereto, or otherwise.

      12. Resignation/Removal of Escrow Agent. The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days' prior written notice of resignation to Parent, the Company and the Shareholders. Prior to the effective date of the resignation as specified in such notice, Parent will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Fund to a bank or trust company that Parent selects. Such bank or trust company shall have capital, surplus and undivided profits in excess of $50,000,000. If, however, Parent shall fail to name such a successor escrow agent within twenty
(20) days after receipt of the notice of resignation from the Escrow Agent, the Shareholders shall be entitled to name such successor escrow agent. If no successor escrow agent is named by Parent or the Shareholders within the Escrow Agent's thirty (30) day notice period, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent to serve under the terms of this Agreement. Escrow Agent shall also have the right to tender into the registry or custody of any court of competent jurisdiction any part or all of the Escrow Fund, whereupon its obligations hereunder shall be discharged.

      13. Instructions and Notices.

            (a) In executing and performing its duties hereunder, the Escrow Agent shall be entitled to rely upon instructions of Parent and the Shareholders. Any notice, payment, demand, instruction or communication required or permitted to be given by this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes on the date on which the same was delivered if: (i) delivered via facsimile with confirmation receipt with a follow-up copy thereof mailed by United States mail, postage and charges prepaid, (ii) delivered by hand with a copy thereof mailed by United States mail, postage and charges prepaid or (iii) delivered by United States certified or registered mail with a return receipt, in each case postage and charges prepaid, to the appropriate party at the address stated below:


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

            If to the Shareholders:

                  Andre Pilevsky
                  25 Seven Oaks Drive
                  Summit, New Jersey  07901
                  Telephone:_______________
                  Facsimile:_______________
                  Tax ID No. :_____________

                  Daniel J. Rader, M.D.
                  101 Acoma Lane
                  Collegeville, Pennsylvania  19426
                  Telephone:_______________
                  Facsimile:_______________
                  Tax ID No. :_____________

            With a copy (which shall not constitute notice) to:

                  Brach Eichler
                  101 Eisenhower Parkway
                  Roseland, New Jersey  07068
                  Stuart L. Pachman, Esq.

            If to Parent or Sub:

                  Mediconsult.com, Inc.
                  3278 Timberloch Drive
                  Marietta, Georgia  07901
                  Attn:  General Counsel

            If to the Escrow Agent, to:

                  SunTrust Bank, Atlanta
                  Corporate Trust Department
                  25 Park Place
                  24th Floor
                  Atlanta, Georgia  30303
                  Attention:  Rebecca Fischer
                  Telephone:  (404) 588-7262
                  Facsimile:  (404) 588-7335

Any party hereto may change its address for purposes of notice by notice of such change given to the other parties hereto in the manner specified herein.

            (b) A Notice of Claim shall specify the amount of the claim against the Escrow Fund, expressed in dollars, the number of Escrow Shares required to pay the claim determined in accordance with Section 4 of this Agreement, and a statement regarding the basis


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

upon which the Notice of Claim is made. Any Notice of Claim shall be prepared, executed, and delivered to the Escrow Agent by Parent with a copy to the Shareholders.

            (c) A Notice of Settlement shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount of the claim against the Escrow Fund, and shall specify the Notice of Dispute to which it relates by indicating the date of such Notice of Dispute. The Notice of Settlement shall contain a brief description of the resolution of the claim and dispute and shall include instructions to the Escrow Agent specifying the number of Escrow Shares to be released and to which party the shares are to be released. Each Notice of Settlement must be signed by an authorized officer of Parent and the Shareholders.

            (d) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount of the claim against the Escrow Fund and shall also state in reasonable detail the basis for the dispute of the Notice of Claim. The Notice of Dispute shall be executed by the Shareholders and delivered to the Escrow Agent with a copy to Parent.

      14. General Provisions.

            (a) Merger of Escrow Agent. In the event that the bank acting as Escrow Agent merges or consolidates with another, the successor or resulting bank shall be the Escrow Agent hereunder without the necessity of further action, so long as such successor or resulting bank meets the requirements of a successor escrow agent hereunder.

            (b) Assignment. The rights and obligations of the parties under this Agreement shall inure to the benefit of and shall be binding upon the heirs, legal representatives, successors and assigns of such parties. Parent and the Company may assign their rights under this Agreement to any Affiliate of Parent. Except as set forth above, neither this Agreement nor any right or benefit hereunder may be assigned or transferred by any party without the written consent of the other parties hereto.

            (c) Severability. Each section of this Agreement, and any and every provision herein, shall be severable from every other section of this Agreement, and any and every provision hereof, and the invalidity or unenforceability of any section or provision shall not affect the validity or enforceability of any other section or provision of this Agreement.

            (d) Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

            (e) Amendment. This Agreement may only be amended in writing which is signed by all parties hereto.

            (f) Entire Agreement. Except as otherwise specified herein relative to the Merger Agreement, this Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof, and all prior agreements, understandings, and negotiations are merged herein and superseded hereby.


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

            (g) Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary for the same counterpart of this Agreement to be signed by all of the undersigned in order for the agreements set forth herein to be binding upon all of the undersigned in accordance with the terms hereof. A facsimile signature shall be as effective and treated as the equivalent of an original signature for all purposes hereunder.

            (h) Captions. Captions and Section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

            (i) Further Assurances. Each of the parties shall cooperate with the Escrow Agent and deliver to the Escrow Agent such additional information and documents as the Escrow Agent shall reasonably request in the performance of its obligations under this Agreement, including such documents as it shall reasonably request to evidence termination of this Agreement and to evidence their consent to the final distribution of the Escrow Fund in accordance with the terms of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

      IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the date first above written.


                                    MEDICONSULT.COM, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    CYBER-TECH, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    -------------------------------------------
                                    Andre Pilevsky


                                    -------------------------------------------
                                    Daniel J. Rader, M.D.


                                    SUNTRUST BANK, ATLANTA


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


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